EXHIBIT 10.1

                                                                  EXECUTION COPY


                            FIRST UNION NATIONAL BANK


                                   as Seller,


                              RAFC TRANSFEROR TRUST
                                 as Transferor,


                            FIRST UNION NATIONAL BANK
                          as Certificate Administrator

                                       and

                                  CITIBANK, N.A
                                   as Trustee





                             LOAN PURCHASE AGREEMENT


                          Dated as of November 30, 2001
                            Fixed Rate Mortgage Loans

                     RAFC Asset-Backed Trust, Series 2001-1
                  RAFC Asset-Backed Certificates, Series 2001-1

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                                Table of Contents

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                                                                                                               Page
ARTICLE I.........................................................................................................1
DEFINITIONS.......................................................................................................1
       Section 1.01  Definitions..................................................................................1
ARTICLE II........................................................................................................2
       Section 2.01 Sale of the Loans.............................................................................2
ARTICLE III.......................................................................................................5
REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...............................................................5
       Section 3.01 Seller's Representations and Warranties.......................................................5
       Section 3.02 Individual Mortgage Loans.....................................................................6
       Section 3.03 Transferor Representations and Warranties....................................................15
ARTICLE IV.......................................................................................................16
SELLER'S COVENANTS...............................................................................................16
       Section 4.01 Covenants of the Seller......................................................................16
       Section 4.02 Payment of Expenses..........................................................................17
ARTICLE V........................................................................................................18
CONDITIONS TO LOAN PURCHASE......................................................................................18
       Section 5.01 Conditions of Transferor's Obligations.......................................................18
ARTICLE VI  INDEMNIFICATION BY SELLER WITH RESPECT TO THE LOANS..................................................18
       Section 6.01 Indemnification With Respect to the Loans....................................................18
       Section 6.02 Limitation on Liability of Seller............................................................19
ARTICLE VII......................................................................................................19
TERMINATION......................................................................................................19
       Section 7.01 Termination..................................................................................19
ARTICLE VIII.....................................................................................................20
MISCELLANEOUS PROVISIONS.........................................................................................20
       Section 8.01 Amendment....................................................................................20
       Section 8.02 Governing Law................................................................................21
       This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New
       York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws............................................................................................21
       Section 8.03 Notices......................................................................................21
       Section 8.04 Severability of Provisions...................................................................22
       Section 8.05 Relationship of Parties......................................................................22
       Section 8.06 Counterparts.................................................................................22
       Section 8.07 Further Agreements...........................................................................22
       Section 8.08 Intention of the Parties.....................................................................23
       Section 8.09 Successors and Assigns; Assignment of Purchase Agreement.....................................23
       8.10       Survival.......................................................................................23
       8.11       Liability of the Trustee.......................................................................23
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                                       i
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         THIS LOAN PURCHASE AGREEMENT (this "Purchase Agreement"), dated as of
November 30, 2001, is made among First Union National Bank in its capacity as
Seller (the "Seller"), RAFC Transferor Trust, a Delaware business trust (the
"Transferor"), First Union National Bank in its capacity as the certificate administrator (the "Certificate Administrator") and Citibank, N.A. (the
"Trustee").


                          W I T N E S S E T H  T H A T:

                  WHEREAS, pursuant to the terms of this Purchase Agreement, the Seller will sell the Loans to the Transferor on the Closing Date;

                  WHEREAS, pursuant to the terms of the Pooling and Servicing
Agreement, the Transferor will transfer the Loans, and assign all of its rights under this Purchase Agreement to Residential Asset Funding Corporation, which will in turn transfer them to the Trustee, without recourse, on the Closing
Date;

                  WHEREAS, pursuant to the terms of the Pooling and Servicing
Agreement, the Trustee will issue the Certificates as directed by the Transferor;

                  WHEREAS, pursuant to the terms of the Underwriting Agreement, the Transferor will sell the Underwritten Certificates to the Underwriters; and

                  WHEREAS, pursuant to the terms of the Pooling and Servicing
Agreement, the Servicer will service the Loans.

                  NOW, THEREFORE, the parties hereto do agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01      Definitions.
                                    -----------

                  For all purposes of this Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Section 1.01 of the Pooling and Servicing Agreement, dated as of November 30, 2001, among the Certificate
Administrator, the Trustee, the Transferor and First Union National Bank as
Sub-Servicer, HomeEq Servicing Corporation as Servicer, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.




                                       1
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                                   ARTICLE II

                                  SALE OF LOANS

         Section 2.01      Sale of the Loans.
                           -----------------


         (a) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys without recourse to the Transferor on the Closing Date all of the Seller's right, title and interest in the Loans as such are identified on the Schedule annexed hereto as Exhibit 1, and the proceeds thereof (including the related Mortgage Files) (the "Loans"). The Loans will have an aggregate
Principal Balance as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received, of approximately $889,185,900.18. The sale of the Loans will take place on the Closing Date, subject to and simultaneously with the deposit of the Loans into the Trust Fund, the issuance of the Certificates by the Trustee and the sale of the Underwritten Certificates pursuant to the Underwriting Agreement. The purchase price (the "Purchase Price") for the Loans to be paid by the Transferor to the Seller on the Closing Date shall consist of the following:

                  (i) a payment in an amount equal to $137,837,325.50 representing a portion of the net proceeds of the sale of the Underwritten
Certificates, which payment shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date by or on behalf of the Transferor, or as otherwise agreed by the Transferor; and

                  (ii) to [specify entity] [specify classes and balances of retained certificates].

         (b) In connection with such conveyance by the Seller, the Seller shall at the direction of the Transferor deliver to, and deposit with the Custodian on behalf of the Trustee, on or before the Closing Date, the following documents or instruments with respect to each Loan (the "Mortgage File"):

                  (i) the original Mortgage Note, endorsed "Pay to the order of holder" or "Pay to the order of Citibank, N.A., as Trustee of the RAFC
Asset-Backed Trust 2001-1, relating to the RAFC Asset-Backed Securities, Series
2001-1" and signed, by facsimile or manual signature, in the name of the Person delivering the note by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Person, or with respect to any lost Mortgage Note, an original Lost Note
Affidavit, together with a copy of the related Mortgage Note and;

                  (ii) either: (1) the original Mortgage, with evidence of recording thereon, (2) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording until such time as the original is returned by the public recording office or (3) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;


                                       2

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                  (iii) either: (1) the original assignment of the Mortgage from the Person delivering such Assignment to " Citibank, N.A., as Trustee of the
RAFC Asset-Backed Trust 2001-1, relating to the RAFC Asset-Backed Securities,
Series 2001-1" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the assignment of Mortgage may be effected by one or more blanket assignments for Mortgage Loans secured by Mortgaged Properties located in the same county), (also provided, however, that the Person delivering such assignment shall not be required to record an assignment of a Mortgage if such
Person furnishes to the Trustee on or before the Closing Date, at the Person's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not necessary to perfect the Trustee's interest in the related
Mortgage Loans (in form and substance and from counsel satisfactory to the
Rating Agencies)). Notwithstanding the delivery of opinions specified above, the
Trustee shall cause to be recorded each assignment of a Mortgage upon the earlier to occur of (a) the removal of the Servicer pursuant to the Pooling and
Servicing Agreement or (b) written notification to the Trustee, of the occurrence of a foreclosure, bankruptcy or insolvency relating to the applicable
Mortgagor; or (2) a copy of such assignment of Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording (provided, however, that where the original assignment of Mortgage is not being delivered to the Custodian, each such Responsible Officer of the
Seller may complete one or more blanket certificates attaching copies of one or more assignments of Mortgage relating to the Mortgages originated by the
Seller);

                  (iv) (1) the original policy of title insurance or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or if the original principal balance of the Mortgage Loan was less than or equal to $15,000 or the Mortgage Loan was not originated by the Seller, other evidence of the status of title, which shall consist of an attorney's opinion of title or certificate of title, a preliminary title report, a property search, a title search, a lot book report, a property information report or a report entitled "prelim" or "PIRT" (property information report), and (ii) proof of hazard insurance in the form of a hazard insurance policy or hazard insurance policy endorsement that names the Seller, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount;

                  (v) with respect to any intervening assignments, if applicable, either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Person delivering such assignment, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Seller where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                  (vi) originals of all assumption and modification agreements, if any; and Except with respect to certain Loans with original principal balances of less than $15,000, the appraisal made in connection with the origination of the related Loan with photographs of the subject property and of comparable properties (if available), constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling (or, with respect to Multifamily Loans, a Multifamily Property) and identifying the type thereof.


                                       3

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                  If a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Loan, or the interests of the Trustee (as pledgee of the Loans), or the Certificateholders in such Loan, including if any document required to be delivered to the Certificate
Administrator has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (i) above for 180 days following submission of the assignment if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the Loans that relate to such Loan at the Repurchase Price [or substitute Loans in an Eligible Substitute Mortgage
Loan for the related Loan upon the same terms and conditions set forth in
Section 3.02 hereof] for breaches of representations and warranties.

                  Promptly after the Closing Date, the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (i) above, with such assignment completed in favor of the Trustee. While such assignment to be recorded is being recorded, the Certificate Administrator shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Certificate Administrator because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such substitute assignment to be recorded in accordance with this paragraph.

                  In instances where an original Mortgage or any original intervening assignment of Mortgage is not, in accordance with clause (ii) or
(iv) above, delivered by the Seller to the Certificate Administrator, on behalf of the Trustee, prior to or on the Closing Date the Seller will deliver or cause to be delivered the originals of such documents to the Certificate
Administrator, on behalf of the Trustee, promptly upon receipt thereof.

                  Effective on the Closing Date, the Transferor hereby acknowledges its acceptance of all right, title and interest to the Loans and other property, existing on the Closing Date and thereafter created and conveyed to it pursuant to this Section 2.01.

                  The Trustee, as assignee or transferee of the Transferor, shall be entitled to all scheduled principal payments due after the Cut-off
Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Loans. No scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Transferor pursuant to the terms of this Purchase Agreement. The
Pooling and Servicing Agreement shall provide that any late payment charges collected in connection with a Loan shall be paid to the Servicer as provided therein.

         (c) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Transferor on the Closing Date of all the Seller's right, title and interest in and to the Loans and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Transferor as of the Closing Date a security interest in all of the Seller's right, title and interest in, to and under the Loans and such other property, to secure all of the Seller's obligations hereunder and this Purchase Agreement shall constitute a security agreement under applicable law and in such event, the parties hereto acknowledge that the Certificate Administrator, in addition to holding the Loans



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on behalf of the Trustee for the benefit of the Certificateholders, holds the
Loans as designee of the Transferor. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of [ ]
(which shall have been submitted for filing as of the Closing Date and each Subsequent Transfer Date, as applicable), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller, as are necessary to perfect and protect the interests of the Transferor and its respective assignees in each Loan and the proceeds thereof. The Transferor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements, and continuation statements with respect thereto and any amendments thereto as are necessary to perfect and protect the interests of the Trustee and its assignees in each Loan.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

                  Section 3.01      Seller's Representations and Warranties.
                                    ---------------------------------------


                  The Seller hereby represents and warrants to the Transferor and the Trustee as of the date hereof, as of the Closing Date (or if otherwise specified below, as of the date so specified):

                  (a) As to the Seller:

                      (i) the Seller is a National Banking Association duly organized, validly existing and in good standing under the laws of the United
States of America; and the Seller further represents and warrants that it is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not have a material adverse effect on it's ability to enter into this Purchase Agreement and to consummate the transactions contemplated hereby;

                      (ii) the Seller has the power and authority to make, execute, deliver and perform its obligations under this Purchase Agreement and all of the transactions contemplated under this Purchase Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Purchase Agreement;

                      (iii) the Seller is not required to obtain the consent of any other Person or any consent, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Purchase Agreement, except for such consents, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;



                                       5


                      (iv) the execution and delivery of this Purchase Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to it or any provision of the certificate of incorporation, charter or bylaws, as the case may be, of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

                      (v) no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to its knowledge threatened, against the Seller or any of the Seller's properties or with respect to this Purchase Agreement, or the Certificates, which in the Seller's opinion has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Purchase Agreement;

                      (vi) this Purchase Agreement constitutes the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                      (vii) this Purchase Agreement constitutes a valid transfer and assignment to the Transferor of all right, title and interest of the Seller in and to the Cut-off Date Principal Balance of the Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Principal Balance of the Loans, and

                      (viii) the Seller is not in default with respect to any order or decree of any court or any order or regulation of any federal, state or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder.



                  Section 3.02      Individual Mortgage Loans.
                                    -------------------------


                  The Seller hereby represents and warrants to the Trustee and the Certificateholders, with respect to each Mortgage Loan, as of the Closing
Date:

                  (a) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule and the Schedules of Mortgage Loans is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.01(b) (including all material documents related thereto) has been or will be delivered to the Custodian on the Closing Date or as otherwise provided in Section 2.01;

                  (c) Each Mortgage Loan being transferred to the Trust Fund is a Qualified Mortgage;


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

                  (d) Each Mortgaged Property (other than the Multifamily Properties) is improved by a Residential Dwelling, which, to the best of the Seller's knowledge, does not include cooperatives or mobile homes attached to a foundation or otherwise and does not constitute other than real property under state law;

                  (e) Each Mortgage Loan has been originated and underwritten, or purchased and re-underwritten, by the Seller in accordance with the underwriting criteria set forth in the Registration Statement and each Mortgage Loan is being serviced by the Servicer or one or more Subservicers and, with respect to each Mortgage Loan originated by the Seller, there is only one originally executed Mortgage Note not stamped as a duplicate copy with respect to each such Mortgage Loan;

                  (f) The Mortgage Note rate shall be at least equal the sum of
(i) the Class __ Remittance Rate, in the case of the Mortgage Loans, and (ii) the rates used in calculating the Servicing Fee, the Trustee Fee, the Trust Administrator Fee and the Custodian Fee.

                  (g) Except with respect to 38.90% of the Mortgage Loans, each Mortgage Note relating to the Mortgage Loans will provide for a schedule of substantially level and equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date.

                  (h) Each Mortgage is, with respect to the Mortgage Loans, a valid and subsisting lien of record on the Mortgaged Property (with 80.81% of the Mortgage Loans, (measured by Principal Balances as of the Cut-Off Date) being secured by first liens) subject, in the case of any second or more junior Mortgage Loan, only to any applicable Prior Liens on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title enumerated in Section 2.01(b), with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with its regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (i) Immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in
Section 3.02(h) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in Section 3.02(h) or other liens which will be released simultaneously with such transfer and assignment;

                  (j) As of the Cut-Off Date, no Mortgage Loan is 60 days or more delinquent in payment and, except as provided in the next sentence, no Mortgage Loan has been delinquent 60 days or more as measured at the end of any month during the 12 months immediately preceding the Cut-Off Date. Approximately

1.29% of the Mortgage Loans, respectively, were 60 days or more delinquent as measured at the end of any month during the 12 months immediately preceding the Cut-Off Date. As of the Cut-Off Date, no more 0% of the Mortgage Loans (each by principal balance), will be delinquent in payment;

                  (k) To the best of the Seller's knowledge, there is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

                  (l) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (m) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(o) below;

                  (n) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

                  (o) With respect to each Mortgage Loan with an original principal balance greater than $15,000 other than any Mortgage Loan which was not originated by the Seller a lender's title insurance policy, issued in standard American Land Title Association, California Land Title Association, New York Board of Title Underwriters form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(h) above, or, with respect to any Mortgage Loan with an original principal balance less than or equal to $15,000 or any Mortgage Loan which was not originated by the Seller, some other evidence of the status of title, or other evidence of title as enumerated in Section 2.01(b), was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such policy will be valid and thereafter such policy shall continue in full force and effect;

                  (p) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage;

                  (q) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 and 5.08 of the Pooling and Servicing Agreement;

                  (r) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), none of which will prevent the ultimate realization of the security provided by the Mortgage, and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

                  (s) The Servicer, at the direction of the Seller, has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

                  (t) No more than approximately 0.17% of the Principal Balances of the Mortgage Loans are secured by Mortgaged Properties located within any single zip code area;

                  (u) Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (or, subject to Section 2.01(b) hereof, are in the process of being recorded);

                  (v) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement;

                  (w) No Mortgage Loan is subject to the provisions of the Home Ownership and Equity Protection Act of 1994;

                  (x) [Reserved]

                  (y) 94.32% of the Mortgage Loans are Single-Family Loans
                      3.44% of the Mortgage Loans are Mobile Homes


                  (z) With respect to each Multifamily Loan, no less than approximately 90% of the related Mortgaged Property, measured by square footage, number of units and projected rent, is allocated to residential units;

                  (aa) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the

Certificateholders and which has been delivered to the Custodian. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule and has been approved by the primary mortgage guaranty insurer, if any;

                  (bb) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Custodian;

                  (cc) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (dd) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (ee) All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless any such improvements are (except with respect to those Mortgage Loans with original principal balances which were less than $15,000 or not originated by the Seller) stated in the title insurance policy and affirmatively insured;

                  (ff) To the best of the Seller's knowledge there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan;

                  (gg) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (hh) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

                  (ii) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                  (jj) No Mortgage Loan was originated under a buydown plan;

                  (kk) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

                  (ll) No statement, report or other document signed by the Seller constituting a part of the Mortgage File contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

                  (mm) The origination and collection practices used by the Seller with respect to the Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage lending and servicing business;

                  (nn) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (oo) With respect to each Mortgage Loan that is not a first lien mortgage loan, the related Prior Lien requires equal monthly payments, at the time of the origination of the Mortgage Loan, the related Prior Lien was not 30 or more days delinquent;

                  (pp) With respect to each Mortgage Loan that is not a first lien mortgage loan, either (i) no consent for the Mortgage Loan is required by the holder of the related Prior Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

                  (qq) With respect to each Mortgage Loan that is not a first lien mortgage loan, to the best of the Seller's knowledge, the related Prior Lien does not provide for negative amortization;

                  (rr) With respect to each Mortgage Loan that is not a first lien mortgage loan, the maturity date of the Mortgage Loan is prior to the maturity date of the related Prior Lien if such Prior Lien provides for a balloon payment;

                  (ss) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a Residential Dwelling erected thereon (or, with respect to any Multifamily Loans, a Multifamily Property erected thereon);

                  (tt) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

                  (uu) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                  (vv) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                  (ww) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (xx) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Seller has waived any default, breach, violation or event of acceleration;

                  (yy) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (zz) The Mortgage Loan was not selected for inclusion under this Agreement from its portfolio of comparable loans on any basis which would have a material adverse effect on a Certificateholder;

                  (aaa) All amounts received after the Cut-Off Date with respect to the Mortgage Loans have been deposited into the Principal and Interest Account and are, as of the Closing Date with respect to the Mortgage Loans, in the Principal and Interest Account;

                  (bbb) With respect to each Mortgage Loan originated by the Seller with an original principal balance in excess of $15,000 for which the Seller conducted a drive-by appraisal pursuant to Freddie Mac Form 704 or alternative Fannie Mae Form in connection with the origination thereof, such deposited Mortgage Loan (i) had an original principal balance not in excess of $35,000, and (ii) has a Loan-to-Value Ratio less than 50% and/or an appraisal on Fannie Mae/Freddie Mac Form 1004 was performed by the related Seller within one year prior to the origination of such Mortgage Loan;

                  (ccc) At the applicable dates of origination of the Mortgage Loans, none of the Mortgage Loans had a Loan-to-Value Ratio in excess of 100% and, for each Mortgage Loan with a REMIC LTV (as defined below) greater than 125% substantially all the proceeds of each such Mortgage Loan have been or will be used to acquire or to improve or protect an interest in real property that, at the origination date of such Mortgage Loan, was the only security for such Mortgage Loan. For each Mortgage Loan, "REMIC LTV" means, the fraction expressed as a percentage, the numerator of which is equal to the original principal amount of such Mortgage Loan and the denominator of which is equal to the value (as defined below) of the related Mortgaged Property at the time of origination of such Mortgage Loan, less the outstanding amount, at the time of origination of such Mortgage Loan, of any Prior Lien and any lien ranking on a parity with such Mortgage Loan. For purposes of this clause (ddd), the "value" of a Mortgaged Property is the lesser of (i) the value of the related Mortgaged Property, based upon the appraisal made at the time of organization of the Mortgage Loan, or (ii) the purchase price of such Mortgaged Properly if the proceeds from such Mortgage Loan were used to acquire such Mortgaged Property;

                  (ddd) No more than approximately 4.26% of the Mortgage Loans (measured by outstanding principal balance as of the Cut-Off Date), had a Debt-to-Income Ratio exceeding 50.0%. "Debt-to-Income Ratio" is that ratio, stated as a percentage, which results from dividing a Mortgagor's Monthly Debt by his gross monthly income. "Monthly Debt" includes (i) the monthly payment under the Prior Liens (which generally includes an escrow for real estate taxes), (ii) the related Mortgage Loan Monthly Payment (which, with respect to the Mortgage Loans with adjustable rates, is calculated with interest based on a rate equal to the Lifetime Cap), (iii) other installment debt service payments, including, in respect of revolving credit debt, the required monthly payment thereon, or, if no such payment is specified, 5.0% of the balance as of the date of calculation. "Monthly Debt" does not include any of the debt (other than revolving credit debt) described above that matures within less than 10 months from the date of the calculation. No more than approximately 2.69% of the Mortgage Loans were originated without verifying the Mortgagor's income;

                  (eee) At the applicable dates of origination, no Mortgage Loan had an original term to maturity of greater than 30 years; and

                  (fff) the Seller has good title to, and is the sole owner of, the Loans, and on the Closing Date, the Seller will transfer to the Transferor all of the Seller's right, title and interest in the related Loan, free and clear of any pledge, lien, encumbrance or security interest (except for the transactions contemplated by this Agreement or the Pooling and Servicing Agreement).

                  Upon discovery by the Seller or upon notice from the Transferor, the Trustee, or the Certificate Administrator, as applicable, of a breach of any representation or warranty in subsection (a) of this Section which materially and adversely affects the interests of the Certificateholders the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Loan or a Related Document, [either
(A)] repurchase the Loans relating to such Loan from the Trustee at the Repurchase Price, [or (B) substitute one or more Eligible Substitute Loans for such Loan,] in each case in the manner and subject to the conditions and limitations set forth below.

                  Upon discovery by the Seller or upon notice from the Transferor, the Trustee, or the Certificate Administrator, as applicable, of a breach of any representation or warranty in this subsection (b) with respect to any Loan or upon the occurrence of a Repurchase Event, which materially and adversely affects the value of the related Loan or the interests of any Certificateholders or of the Transferor or the Trustee in such Loan (notice of which shall be given to the Transferor and the Trustee by the Seller, if it discovers the same) the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or [either (i) ] repurchase such Loan from the Trustee at the Repurchase Price, [or (ii) substitute one or more Eligible Substitute Loans for such Loan, in each case in the manner and subject to the conditions set forth below.] The Repurchase Price for any such Loan repurchased by the Seller shall be deposited or caused to be deposited by the Servicer in the Collection Account maintained by it pursuant to Section 3.06 of the Pooling and Servicing Agreement.

                  [In the event that the Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.02, the Seller shall deliver to the Custodian on behalf of the Trustee, with respect to the related Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.01 hereof, with the Mortgage Note endorsed as required by such Section 2.01 hereof. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to the Pooling and Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended Loan Schedule to the Certificate Administrator and the Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Purchase Agreement and the Pooling and Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in this Section 3.02, to the extent set forth in the definition of "Eligible Substitute Loan", as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). the Seller shall pay an amount equal to the amount of such shortfall to the Servicer for deposit into the Collection Account on the day of substitution, without any reimbursement therefor.]

                  Upon receipt by the Trustee of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price [or of such substitution of an Eligible Substitute Loan and deposit of any applicable Substitution Adjustment Amount] as provided above, the Certificate Administrator shall, on behalf of the Trustee, cause to be released to the Seller on behalf of the Seller the related Mortgage File for the Loan being repurchased [or substituted] for and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Loan released pursuant hereto and thereafter such Loan shall not be an asset of the Trustee.

                  It is understood and agreed that the obligation of the Seller to cure any breach with respect to or to repurchase or substitute for, any Loan as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 6.01 of this Purchase Agreement, constitute the sole remedy respecting such breach available to the Transferor, the Trustee, the Certificateholders (or the Certificate Administrator on behalf of the Trustee for the benefit of Certificateholders) against the Seller.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.01 [and 3.02] shall survive delivery of the respective Mortgage Files to the Custodian.

                  Section 3.03      Transferor Representations and Warranties.
                                    -----------------------------------------

                  The Transferor hereby represents and warrants to the Seller and the Trustee as of the date hereof and as of the Closing Date that:

                  (a) The Transferor is duly organized and validly existing as a business trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (b) The Transferor is duly qualified to do business as a foreign business trust in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Transferor and the ability of the Transferor to perform under this Purchase Agreement.

                  (c) The Transferor has the power and authority to execute and deliver this Purchase Agreement and to carry out its terms; the Transferor has full power and authority to purchase the property to be purchased from the Seller and the Transferor has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Purchase Agreement have been duly authorized by the Transferor by all necessary trust action.

                  (d) The consummation of the transactions contemplated by this Purchase Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of trust or the trust agreement of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

                  (e) The Transferor (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due.


                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.01      Covenants of the Seller.
                                    -----------------------


                  The Seller hereby covenants as of the date hereof and as of the Closing Date that, except for the transfer hereunder, on and after the Closing Date, that it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Loan, whether now existing or hereafter created, or any interest therein; it will notify the Certificate Administrator and the Trustee of the existence of any such Lien on any Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trustee, on its own behalf and as assignee of the Transferor, in, to and under the Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under it.

                  In the event that the Certificate Administrator or the Trustee receives actual notice of any transfer taxes arising out of the transfer, assignment and conveyance of the Loans, on written demand by the Certificate Administrator, or upon the Seller otherwise being given notice thereof by the Certificate Administrator, the Seller shall pay any and all such transfer taxes (it being understood that the Holders of the Certificates, the Transferor, the Certificate Administrator and the Trustee shall have no obligation to pay such transfer taxes).

                  Section 4.02      Payment of Expenses.
                                    -------------------

                  (a) The Seller shall pay on the Closing Date all expenses incident to the performance of its obligations under this Purchase Agreement and the Underwriting Agreement, including its share of (i) the preparation, printing and any filing of the preliminary prospectus, Prospectus Supplement and Prospectus (including any schedules or exhibits and any document incorporated therein by reference) originally filed and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Underwriters of this Purchase Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Certificates, (iii) the preparation, issuance and delivery of the Underwritten Certificates to the Representative of the Underwriters, including any charges of DTC, [CEDEL, S.A. and the Euroclear System] in connection therewith; (iv) the qualification of the Underwritten Certificates under securities laws in accordance with the provisions of Section 3(f) of the Underwriting Agreement, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto for delivery to potential investors, (v) in addition to the initial printing and filing costs under (i) above, the printing and delivery to each Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto for delivery to potential investors, (vi) the fees and expenses of the Trustee and the Certificate Administrator, including the fees and disbursements of counsel for the Trustee and the Certificate Administrator in connection with the Pooling and Servicing Agreement, the Purchase Agreement and the Certificates and (vii) any fees payable in connection with the rating of the Certificates.

                  (b) If the Underwriting Agreement is terminated by the Representative of the Underwriters in accordance with the provisions of Section 5 or Section 9(a) thereof, the Seller shall reimburse the Underwriters for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                  (c) The Seller's share of these expenses shall be a pro-rata share of the total, determined on the basis of the principal balances of the Loans sold by the Seller as a percentage of all the Loans in the Trust Fund.

                                    ARTICLE V

                           CONDITIONS TO LOAN PURCHASE


                  Section 5.01      Conditions of Transferor's Obligations.
                                    --------------------------------------

                  The Transferor's obligation to purchase the Loans shall be subject to each of the following conditions precedent:

                      (i) the Mortgage File for each Loan shall have been delivered in accordance with this Purchase Agreement;

                      (ii) the representations and warranties set forth in
Section 3.02(b) hereof with respect to each Loan shall be true as of the Closing Date;

                      (iii) the Underwriters or their affiliates shall have had an opportunity to perform a due diligence review of each Loan;

                      (iv) the Seller shall have provided to the Representative of the Underwriters or their affiliates such other documents which are then required to have been delivered under this Purchase Agreement or which are reasonably requested by the Underwriters or their affiliates, which other documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by the Underwriters, and/or an Officers' Certificate; and

                      (v) each of the conditions precedent set forth in the Underwriting Agreement shall have been satisfied.


                                   ARTICLE VI

               INDEMNIFICATION BY SELLER WITH RESPECT TO THE LOANS


                  Section 6.01      Indemnification With Respect to the Loans.
                                    -----------------------------------------



                  The Seller shall indemnify and hold harmless the Transferor, Trustee and the Certificate Administrator from and against any loss, liability or expense arising from the breach by it of its respective representations and warranties in Section 3.01 [or 3.02] of this Purchase Agreement which materially and adversely affects the value of any Loan or from the failure by the Seller to perform its obligations under this Purchase Agreement in any material respect.

                  Section 6.02      Limitation on Liability of Seller.
                                    ---------------------------------



                  None of the directors, officers, employees or agents of the Seller shall be under any liability to the Transferor, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Purchase Agreement. Except as and to the extent expressly provided in the Basic Documents, the Seller shall not be under any liability to the Trustee, the Certificate Administrator or the Certificateholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.


                                   ARTICLE VII

                                   TERMINATION


                  Section 7.01      Termination.
                                    -----------


                  (a) Except as provided in Section 7.01(b) hereof, the respective obligations and responsibilities of the Seller, the Transferor, the Trustee and the Certificate Administrator created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement.

                  (b) The Transferor may terminate this Purchase Agreement, by notice to the Seller, at any time at or prior to the Closing Date:

                      (i) if the Underwriting Agreement is terminated by the Representative of the Underwriters pursuant to the terms of the Underwriting Agreement or if there has been, since the time of execution of this Purchase Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition, earnings, business affairs or business prospects of the Seller, whether or not arising in the ordinary course of business, or

                      (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative of the Underwriters, impracticable to market the Underwritten Certificates or to enforce contracts for the sale of the Underwritten Certificates, or

                      (iii) if trading in any securities has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority,

                      (iv) if a banking moratorium has been declared by either federal or New York authorities,

                      (v) the Representative of the Underwriters determines in its sole discretion that any material adverse change has occurred in the management of the Seller,

                      (vi) there is (A) a material breach by the Seller of any representation and warranty contained in this Purchase Agreement or the Underwriting Agreement other than a representation or warranty relating to particular Loans, and the Representative of the Underwriters has reason to believe in good faith either that such breach is not curable within two (2) days or that such breach may not have been cured in all material respects at the expiration of two (2) days following discovery thereof by the Seller or (B) a failure by the Seller to make any payment payable by it under this Purchase Agreement or (C) any other failure by the Seller to observe and perform in any material respect its material covenants, agreements and obligations with the Transferor, including without limitation those contained in this Purchase Agreement, and the Transferor has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of two (2) days following discovery thereof by the Seller, or

                      (vii) the Seller fails to provide written notification to the Underwriters of any change in its loan origination, acquisition or appraisal guidelines or practices, or the Seller, without the prior consent of the Underwriters (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices.

                      (viii) If this Purchase Agreement is terminated pursuant to this Section 7.01(b), such termination shall be without liability of any party to any other party except as provided in Section 4.02 hereof.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.01      Amendment.
                                    ---------


                  This Purchase Agreement may be amended from time to time by the Seller, the Transferor, the Certificate Administrator and the Trustee by written agreement signed by the Seller, the Transferor, the Certificate Administrator and the Trustee.

                  Section 8.02      Governing Law.
                                    -------------


         This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


                  Section 8.03      Notices.
                                    -------


                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:
                          First Union National Bank
                          12th Floor, 401 S. Tryon Street, NC 1179
                          Charlotte, North Carolina 28288-1179
                          Attention: Structured Finance Trust Services (RAFC
                                     Asset Backed Trust, Series 2001-1)

or, such other address as may hereafter be furnished to the other parties hereto in writing by the Seller.

if to the Transferor:
                          RAFC Transferor Trust
                          Wilmington Trust Company
                          Rodney Square North
                          1100 North Market Street
                          Wilmington, DE 19890
                          Attention:  Corporate Administration

or such other address as may hereafter be furnished to the other parties hereto in writing by the Transferor.

if to the Certificate Administrator:
                          First Union National Bank
                          12th Floor, 401 S. Tryon Street, NC 1179
                          Charlotte, North Carolina 28288-1179
                          Attention: Structured Finance Trust Services (RAFC
                                     Asset Backed Trust, Series 2001-1)

or such other address as may hereafter be furnished to the other parties hereto in writing by the Certificate Administrator.

if to the Trustee:
                          Citibank, N.A.
                          111 Wall Street, 14th Floor
                          New York, NY  10005
                          Attention: Structured Finance Group (RAFC Asset Backed
                                     Trust, Series 2001-1)

or such other address as may hereafter be furnished to the Seller in writing by the Trustee.



                  Section 8.04      Severability of Provisions.
                                    --------------------------


                  If any one or more of the covenants, agreements, provisions or terms of this Purchase Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Purchase Agreement and shall in no way affect the validity or enforceability of the other provisions of this Purchase Agreement.

                  Section 8.05      Relationship of Parties.
                                    -----------------------


                  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Transferor.

                  Section 8.06      Counterparts.
                                    ------------


                  This Purchase Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

                  Section 8.07      Further Agreements.
                                    ------------------


                  The Transferor and the Seller agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Purchase Agreement. Each of the Transferor and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Class A-1 Certificates to be rated "A-1a" by Moody's and "P-1A" by S&P, the Class A-2 Certificates to be rated "Aaa" by Moody's and "AAA" by S&P, the Class A-3 Certificates to be rated "Aaa" by Moody's and "AAA" by S&P, the Class M-1 Certificates to be rated "Aa2" by Moody's and "AA" by S&P, the Class M-2 Certificates to be rated "A2" by Moody's and "A" by S&P, the Class B-1 Certificates to be rated "Baa2" by Moody's and "BBB" by S&P, and the Class B-2 Certificates to be rated "Ba2" by Moody's and "BB" by S&P, and each party will cooperate with the other in connection therewith.

                  Section 8.08      Intention of the Parties.
                                    ------------------------


                  It is the intention of the parties that the Transferor is purchasing on the Closing Date, and the Seller is selling on the Closing Date, the Loans, rather than the Transferor providing to the Seller a loan secured by the Loans on the Closing Date.

                  Section 8.09      Successors and Assigns; Assignment of
                                    -------------------------------------
                                    Purchase Agreement.
                                    ------------------

                  This Purchase Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Transferor, the Trustee, the Certificate Administrator, and their respective successors and assigns. The obligations of the Seller under this Purchase Agreement cannot be assigned or delegated to a third party without the consent of the Transferor, which consent shall be at the Transferor's discretion. The parties hereto acknowledge that (i) the Transferor is acquiring the Loans for the purpose of selling them to Residential Asset Funding Corporation, the Depositor, who will in turn sell the Loans to the Trustee for the benefit of the Certificateholders. As an inducement to the Transferor, the Depositor and the Trustee to purchase the Loans, the Seller acknowledges and consents to (i) the assignment by the Transferor to the Depositor, and by the Depositor to the Trustee of all of the Transferor's rights or remedies against the Seller pursuant to this Purchase Agreement and to (ii) the enforcement or exercise of any rights against the Seller pursuant to this Purchase Agreement by the Transferor, the Certificate Administrator and the Trustee. Such enforcement of a right or remedy by the Transferor, the Trustee or the Certificate Administrator, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Transferor directly.

                  8.10     Survival.
                           --------

                  The representations and warranties made herein by the Seller and the provisions of Article V hereof shall survive the purchase of the Loans hereunder.

                  8.11     Liability of the Trustee.
                           ------------------------

                  The Trustee is entering into the Basic Documents to which it is a party solely as Trustee, hereunder and thereunder, and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Fund for payment or satisfaction thereof.


                  8.12     Limitation of Liability of Owner Trustee.
                           ----------------------------------------

                  Notwithstanding anything else contained herein to the contrary, it is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents. In all circumstances hereunder, notwithstanding anything contained herein or in any other document to the contrary, the Owner Trustee is entitled to the benefits of the Trust Agreement and has no obligation to act hereunder other than pursuant to instruction as set forth in the Trust Agreement.

                  IN WITNESS WHEREOF, the Seller, the Transferor, the Certificate Administrator and the Trustee have caused their names to be signed to this Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                   FIRST UNION NATIONAL BANK
                                   as Seller


                                   By:  /s/ Michael Buttner
                                        ---------------------------------------
                                        Name:  Michael Buttner
                                        Title: SVP


                                   RAFC TRANSFEROR TRUST
                                   as Transferor

                                   By:  WILMINGTON TRUST COMPANY
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                   By:  /s/ Patricia A. Evans
                                        ---------------------------------------
                                        Name:  Patricia A. Evans
                                        Title: Senior Financial Services Officer


                                   FIRST UNION NATIONAL BANK
                                   as Certificate Administrator


                                   By:  /s/ Robert Ashbaugh
                                        ---------------------------------------
                                        Name:  Robert Ashbaugh
                                        Title: Vice President


                                   CITIBANK, N.A.,
                                   not in its individual capacity,
                                   but solely as Trustee


                                   By:  /s/ Kristen Driscoll
                                        ---------------------------------------
                                        Name:  Kristen Driscoll
                                        Title: Assistant Vice President




                    [Loan Purchase Agreement Signature Page]

                                    EXHIBIT 1

                                  LOAN SCHEDULE





                       [On File with Dewey Ballantine LLP]